UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2011

THE COOPER COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8597	94-2657368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588

(Address of principal executive offices)

(925) 460-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	Other Events.

The Cooper Companies, Inc. announced that its subsidiary CooperVision has expanded its recall on limited lots of Avaira® Toric contact lenses to include limited lots of Avaira Sphere contact lenses. In continued collaboration with the United States Food and Drug Administration, CooperVision is expanding the recall because it identified certain lots of Avaira Sphere lenses that did not meet its updated quality requirements due to the level of a silicone oil residue. CooperVision intends to replace the recalled product with available Avaira Sphere inventory.

The Cooper Companies, Inc. and its subsidiary CooperVision both issued press releases informing customers. A copy of each release is attached and incorporated by reference.

Internet addresses are for information purposes only and are not intended to be hyperlinks to other The Cooper Companies, Inc. information.

FORWARD-LOOKING STATEMENTS

This news release contains “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Statements relating to plans, prospects, goals, strategies, future actions, events or performance and other statements which are other than statements of historical fact, including all statements regarding resuming shipments and expectations as to inventory levels are forward-looking. To identify these statements look for words like “believes,” “expects,” “may,” “will,” “should,” “could,” “seeks,” “intends,” “plans,” “estimates” or “anticipates” and similar words or phrases. Forward-looking statements necessarily depend on assumptions, data or methods that may be incorrect or imprecise and are subject to risks and uncertainties.

The factors that could cause our actual results and future actions to differ materially from those described in forward-looking statements include an expansion of the scope of the Avaira recall or taking additional actions that may be requested by a regulatory agency that would impede our ability to complete the recall and are described in our Securities and Exchange Commission filings, including the “Business” and “Risk Factors” sections in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2010, as such Risk Factors may be updated in quarterly filings.

We caution investors that forward-looking statements reflect our analysis only on their stated date. We disclaim any intent to update them except as required by law.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

99.1	Press Release dated November 15, 2011, of The Cooper Companies, Inc.

99.2	Press Release dated November 15, 2011, of CooperVision, Inc., a subsidiary of The Cooper Companies, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COOPER COMPANIES, INC.

By	/s/ Carol R. Kaufman
Carol R. Kaufman
Executive Vice President, Secretary and
Chief Administrative Officer

Dated: November 15, 2011

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated November 15, 2011, of The Cooper Companies, Inc.

99.2	Press Release dated November 15, 2011, of CooperVision, Inc., a subsidiary of The Cooper Companies, Inc.